R&D Day 2019 Update on Research Programs February 28, 2019 Exhibit 99.1

Disclaimers and Forward-Looking Statements This presentation and various remarks which may be made during this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Aldeyra’s possible or assumed future results of operations, expenses and financing needs, business strategies and plans, research and development plans or expectations, trends, the structure, timing and success of Aldeyra’s planned or pending clinical trials, expected milestones, market sizing, pricing and reimbursement, competitive position, regulatory matters, industry environment and potential growth opportunities, among other things. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “target,” “design,” “estimate,” “predict,” “potential,” “plan” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Aldeyra’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These statements reflect Aldeyra’s current views with respect to future events and are based on assumptions and subject to risks and uncertainties, including the development, clinical and regulatory plans or expectations for Aldeyra’s product candidates and Aldeyra’s continuing review and quality control analysis of clinical data. Important factors that could cause actual results to differ materially from those reflected in Aldeyra's forward-looking statements are described in Aldeyra’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as Aldeyra’s subsequent filings with the Securities and Exchange Commission. All of Aldeyra's development timelines may be subject to adjustment depending on recruitment rate, regulatory review, preclinical and clinical results, and other factors that could delay the initiation, completion, or reporting of clinical trials. In addition to the risks described above and in Aldeyra's other filings with the SEC, other unknown or unpredictable factors also could affect Aldeyra's results. No forward-looking statements can be guaranteed and actual results may differ materially from such statements. The information in this presentation is provided only as of February 28, 2019, and Aldeyra undertakes no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law.

Agenda

• Opening Welcome	Todd Brady, CEO
• Corporate Strategy & Pipeline Growth	David McMullin, CCO
• Proliferative Vitreoretinopathy – A Rare Retinal Disease	Dean Eliott, M.D. Harvard Medical School Mass. Eye and Ear Infirmary
• Ocular Disease Area Program Updates	David Clark, CMO
• Ocular Disease Area Market Opportunities	Chris Pearson, VP Commercial
• Conclusion	Todd Brady, CEO
• Q&A	

ALDEYRA THERAPEUTICS™
3

Our Mission

Developing Next-Generation Medicines to Improve the Lives of Patients with Immune-Mediated Diseases

~7%
Of Western Society

Suffer from some form of **immune-mediated disease**, and **incidence is increasing**

Unmet Needs

Disease control elusive despite existing therapies, and thus **novel approaches are needed**

Source: Lerner, Jeremias, and Matthias, International Journal of Celiac Disease, vol. 3, no. 4 (2015): 151-155;
Shurin and Smolkin, Advances in Experimental Medicines and Biology 601:3-12, 2007; Kuek et al, Postgraduate Medical Journal 83(978): 251-260, 2007.

ALDEYRA THERAPEUTICS™
4

Immune System Imbalance Leads to Immune-Mediated Disease Stimulation Imbalance Inhibition Imbalance Autoimmune Cancer Immuno-proliferative Allergy Stimulation Inhibition Immune Balance Healthy Imbalance can result in… Immune-Mediated Diseases

Deliberate Focus on Ocular Diseases and Select Systemic Diseases



2004
Founded
...
May 2014
IPO; First Phase 2 IND filing
2015
First Phase 2 Initiations
2016
First Phase 2 Completions
2017
First Phase 3 Initiations
2018
Add'l Phase 2; Add'l Phase 3
2019
Potential First Phase 3 Completions*
DOMAIN ASSOCIATES
Johnson & Johnson INNOVATION
Discovery & Preclinical
Ocular Diseases
RASP Dry Eye Disease
RASP Allergic Conjunctivitis
RASP Noninfectious Anterior Uveitis
DHFR PVR
RASP Retinal Disease
Systemic Diseases
RASP Sjögren-Larsson Syndrome
Hsp90 PTLD
Hsp90 Mesothelioma and other rare cancers**
RASP Autoimmune

RASP = Reactive Aldehyde Species Inhibitor
DHFR = Dihydrofolate Reductase Inhibitor
Hsp90 = Heat Shock Protein 90 Inhibitor
PTLD = Post-Transplant Lymphoproliferative Disorder
PVR = Proliferative Vitreoretinopathy

*Contingent on funding, regulatory review, and other factors.
**Initially supporting Investigator Sponsored Trials upon Hsp90 licensure.

ALDEYRA THERAPEUTICS 6

Our Novel Approaches to Address Immune-Mediated Disease Cell Activation Cell Proliferation Immune Cell Stimulus Hsp90 Inhibitors RASP Inhibitors DHFR Inhibitors RASP = Reactive Aldehyde Species DHFR = Dihydrofolate Reductase Hsp90 = Heat Shock Protein 90 Reproxalap ADX-103 ADX-629 ADX-1612 ADX-1615 ADX-2191

Deep and Innovative Pipeline Focused on Immune-Mediated Diseases

Disease Area	Compound	[Mechanism]	Indication	Preclinical / Phase 1 / Phase 2 / Phase 3	Next Anticipated Milestone
Ocular Diseases	Reproxalap	[RASP]	Dry Eye Disease	✓ ✓	Phase 3-Part 1 initiation H1 2019
			Allergic Conjunctivitis	✓ ✓	Phase 3 results early 2019
			Noninfectious Anterior Uveitis	✓	Phase 3 results H2 2019
	ADX-2191	[DHFR]	Proliferative Vitreoretinopathy		Phase 3-Part 1 initiation H2 2019
	ADX-103	[RASP]	Retinal Disease		Phase 1/2 initiation 2020
	Undisclosed		Ocular Inflammation	*Research Collaboration (undisclosed)*	
Systemic Diseases	Reproxalap	[RASP]	Sjögren-Larsson Syndrome	✓	Phase 3-Part 1 results H2 2019
	ADX-1612	[Hsp90]	PTLD		Phase 2 initiation H2 2019
			Mesothelioma	✓	Phase 2 initiation H1 2019
			Ovarian Cancer	*Investigator-Sponsored Trial*	
	ADX-629	[RASP]	Autoimmune Disease		Phase 1 initiation H2 2019
	ADX-1615	[Hsp90]	Autoimmune Disease / Cancer		
	Undisclosed	[RASP]	Systemic Inflammatory Disease	*Research Collaboration* janssen	

RASP = Reactive Aldehyde Species Inhibitor
DHFR = Dihydrofolate Reductase Inhibitor
Hsp90 = Heat Shock Protein 90 Inhibitor
PTLD = Post-Transplant Lymphoproliferative Disorder

✓ = Positive Phase 2 clinical trial data reported in 2016 – 2018
Trial initiations contingent on funding, regulatory review, and other factors

ALDEYRA THERAPEUTICS
8

Helio Vision Acquisition Expands Pipeline in Support of Our Strategic Growth Plans Retinal disease a strategic priority for pipeline growth Novel therapeutic approach leveraging an immunological mechanism that diminishes inflammation and cell proliferation Addition of Phase 3-ready clinical program Orphan drug designation for proliferative vitreoretinopathy, a potentially blinding disease with no approved treatment Potential applicability to a variety of other diseases

Ocular Disease Area Program Updates Proliferative Vitreoretinopathy Dry Eye Disease Allergic Conjunctivitis Upcoming Milestones

Ocular Disease Area Program Updates Proliferative Vitreoretinopathy Dry Eye Disease Allergic Conjunctivitis Upcoming Milestones

ADX-2191: Adaptive Phase 3 Proliferative Vitreoretinopathy Clinical Program Expected to Initiate H2 2019 Confirm endpoints, safety and tolerability Confirm sample size for subsequent trial Part 1 controlled, randomized trial design Adaptive Phase 3 Program Phase 3 Program Design Elements Adaptive Phase 3 (Part 1) PVR Trial Adaptive Phase 3 (Part 2) PVR Trial Confirmatory Phase 3 PVR Trial NDA Illustrative only Expected initiation H2 2019 PVR = Proliferative vitreoretinopathy

ADX-2191: Adaptive Phase 3 (Part 1) Proliferative Vitreoretinopathy Clinical Trial Design

- **Primary objective:**
  - Evaluate efficacy of intravitreal ADX-2191 injections for prevention of recurrent retinal detachment due to proliferative vitreoretinopathy (PVR)
- **Design:**
  - Multi-center, non-masked, randomized, controlled, two-part, adaptive Phase 3 clinical trial
- **Inclusion highlights:**
  - Recurrent retinal detachment due to PVR, or
  - Retinal detachment associated with open-globe trauma
- **Dosing regimen:**
  - Weekly (x10) then every other week (x3) intravitreal ADX-2191 injections
- **Endpoint:**
  - Retinal re-detachments due to PVR requiring re-operation within 6 months:
    1. OCT demonstrating fovea-off retinal detachment
    2. Photographic documentation retinal detachment

Adaptive Phase 3 PVR Clinical Trial Design: Part 1



Operative Day 1
Post-Op Week 4
Post-Op Week 8
Post-Op Week 12
Post-Op Week 16
Post-Op Week 24
ADX-2191 intravitreal injection treatment
ADX-2191 added to routine surgical care (N = 50)
Control Arm: Routine surgical care (N = 50)
Month 1
Month 2
Month 3
Month 4
Month 5
Month 6

ALDEYRA THERAPEUTICS

OCT = Optical Coherence Tomography

13

Ocular Disease Area Program Updates Proliferative Vitreoretinopathy Dry Eye Disease Allergic Conjunctivitis Upcoming Milestones

Reproxalap: Adaptive Phase 3 Dry Eye Disease Clinical Program Expected to Initiate H1 2019 Adaptive Phase 3 Program Phase 3 Program Design Elements Adaptive DED Phase 3 (Part 1) Adaptive DED Phase 3 (Part 2) Confirmatory DED Phase 3 NDA Illustrative only Expected initiation H1 2019 Phase 3 DED Safety Study Adaptive design, co-primary endpoints and innovative analysis strategy confirmed with FDA at EOP2 Meeting Confirm dosing regimen (QID vs. QID to BID taper) Confirm sample size for subsequent trial Confirm symptom and sign endpoints from Phase 2b trial DED = Dry eye disease BID = Two times daily QID = Four times daily EOP2 = End of Phase 2

Primary objective: Evaluate efficacy of reproxalap ophthalmic solution (0.25%) vs. vehicle to confirm dosing regimen and sample size for Part 2 Inclusion/exclusion criteria: Same as used for Phase 2b Moderate to severe dry eye disease Co-primary endpoints: Ocular dryness score (0-100mm VAS) and fluorescein nasal region staining Analysis strategy: Both co-primary endpoints will be assessed using Mixed Model Repeated Measures (MMRM) from week 2 to week 12 Both co-primary endpoints will be assessed based on separate pre-specified patient populations Ocular dryness score (OD4SS): baseline score of > 3 Fluorescein nasal staining: baseline score > 2 Reproxalap: Adaptive Phase 3 (Part 1) Dry Eye Disease Clinical Trial Design Vehicle -Wk 2 -Wk 1 Wk 1 Wk 2 Wk 3 Wk 4 Wk 5 Wk 6 Wk 7 Wk 8 Wk 9 Wk 10 Wk 11 Wk 12 Visit 1 Week -2 Visit 2 Day 1 Visit 4 Wk 2 Visit 5 Week 4 Visit 7 Week 8 Visit 9 Week 12 Screening Phase 3 Dry Eye Disease Clinical Trial: Part 1 Treatment Visit 3 Wk 1 Visit 6 Week 6 Visit 8 Week 10 Reproxalap 0.25% (N = 100) QID Vehicle (N = 100) QID Reproxalap 0.25% (N = 100) QID to BID Vehicle (N = 100) QID to BID VAS = Visual analog scale OD4SS = Ocular Discomfort 4-Symptom Score

Reproxalap: Adaptive Phase 3 (Part 2) Dry Eye Disease Clinical Trial Design Vehicle -Wk 2 -Wk 1 Wk 1 Wk 2 Wk 3 Wk 4 Wk 5 Wk 6 Wk 7 Wk 8 Wk 9 Wk 10 Wk 11 Wk 12 Visit 1 Week -2 Visit 2 Day 1 Visit 4 Wk 2 Visit 5 Week 4 Visit 7 Week 8 Visit 9 Week 12 Screening Treatment Regimen tbd (QID or QID to BID) Phase 3 Dry Eye Disease Clinical Trial: Part 2 Visit 3 Wk 1 Visit 6 Week 6 Visit 8 Week 10 Reproxalap 0.25% (N = 200-400) Vehicle (N = 200-400) Phase 3 Dry Eye Disease Clinical Trial: Part 1 Phase 3 Dry Eye Disease Clinical Trial: Part 2 Primary objective: Evaluate efficacy of reproxalap ophthalmic solution (0.25%) vs. vehicle on co-primary symptom and sign endpoints Population selection and design: Same as Part 1 Confirmed sample size Confirmed dosing regimen

Reproxalap: Dry Eye Disease Symptom and Sign Endpoints Achieved in Phase 2b Clinical Trial

Primary Symptom Endpoint for Phase 3 DED

OD & 4-Symptom Questionnaire: Dryness (0-5)

Baseline Score ≥ 3 (N=69|69)



Week 2
Week 4
Week 8
Week 12
0
-0.2
-0.4
-0.6
-0.8
-1
-1.2
Mean Change from Baseline
*
*
**
MMRM p = 0.0048

Primary Sign Endpoint for Phase 3 DED

Fluorescein Staining: Nasal (0-4)

Baseline Score ≥ 2 (N=62|56)



Week 2
Week 4
Week 8
Week 12
0
-0.1
-0.2
-0.3
-0.4
-0.5
-0.6
**
*
**
*
MMRM p = 0.0007

■ Vehicle ■ Reproxalap (0.25%)

p values subject to change based on quality control analysis

Source: Reproxalap DED Phase 2b clinical trial results

*p<0.05 **p<0.01

OD = Ocular Discomfort

MMRM = Mixed effect Model Repeated Measures

18

ALDEYRA THERAPEUTICS™

Ocular Disease Area Program Updates Proliferative Vitreoretinopathy Dry Eye Disease Allergic Conjunctivitis Upcoming Milestones

Reproxalap: ALLEVIATE Phase 3 Trial Design in Allergic Conjunctivitis Phase 3 Conjunctival Allergen Challenge Trial Primary objective: Evaluate efficacy of reproxalap ophthalmic solutions (0.25% & 0.5%) compared to vehicle for the treatment of ocular itching associated with acute allergic conjunctivitis Inclusion/exclusion highlights: Positive history of ocular allergies and positive skin test reaction to a seasonal allergen Positive bilateral conjunctival allergen challenge (CAC) reaction of ≥2.5 for itching and ≥2 for redness within 10 min of allergen instillation at first baseline visit Positive bilateral CAC reaction for at least two out of first three time points following challenge at second baseline visit Endpoints: Ocular itch score area under the curve (primary) Two-point responder comparison (key secondary) Results expected to be announced early 2019 Further information can be found on www.clinicaltrials.gov: Trial #NCT03494504. ALLEVIATE is the first of two required Phase 3 clinical trials, pending regulatory review. In preparation for a subsequent Phase 3 clinical trial, Aldeyra is conducting clinical method development studies to assess the feasibility of measuring ocular itching following environmental exposure to allergen. Reproxalap Administration Allergen Challenge Patient Reported Itch Assessment A-1 A0 A1 A2 A3 A4 A5 A6 A7 -10 10 20 30 40 50 60 Time (in minutes) Reproxalap 0.25% (N = 100) Vehicle (N = 100) Reproxalap 0.5% (N = 100)

Reproxalap: AC Ocular Itch Area Under The Curve and Responder Endpoints Achieved in Phase 2b Clinical Trial Source: Reproxalap AC Phase 2b clinical trial results (~30 patients per arm, seasonal allergy) Area Under the Curve: Ocular Itch Score (0-4) Probability of Response: Ocular Itch Score (0-4) Improvement in itch score over one hour after allergen exposure statistically greater for reproxalap vs. vehicle Clinically significant response rate of reproxalap statistically higher than that of vehicle AC = Allergic conjunctivitis

Reproxalap’s Novel Mechanism of Action has the Potential to Provide More Durable Activity Than Antihistamines Reproxalap has the potential to be uniquely effective in post-histaminic allergy, for which no drug is approved, and which affects all allergic conjunctivitis patients. Histaminic Phase Post-Histaminic Phase (RASP-Mediated) (Cells, cytokines, and other aldehyde-stimulated factors) Reproxalap Activity Antihistamine Activity Allergen 0 10 20 30 40 50 60 Minutes Following Single Exposure to Allergen RASP = Reactive Aldehyde Species

AC Phase 3 CAC Reproxalap: Parallel Dry Eye Disease and Allergic Conjunctivitis Phase 3 Clinical Programs Support Concurrent NDA Filings Adaptive DED Phase 3 (Part 1) Adaptive DED Phase 3 (Part 2) Confirmatory DED Phase 3 Expected initiation H1 2019 Phase 3 DED Safety Study Phase 3 AC Safety Study AC Phase 3 Design to be confirmed Results expected early 2019 NDA Dry Eye Disease Adaptive Phase 3 Clinical Program Allergic Conjunctivitis Phase 3 Clinical Program Illustrative only Type C FDA Meeting DED = Dry eye disease AC = Allergic conjunctivitis

Ocular Disease Area Program Updates Proliferative Vitreoretinopathy Dry Eye Disease Allergic Conjunctivitis Upcoming Milestones

Multiple Upcoming Ocular Disease Area Clinical Program Milestones 2019 2020 Early 2019: Reproxalap ALLEVIATE Phase 3 allergic conjunctivitis trial Results H1 2019: Reproxalap Phase 3 dry eye disease clinical trial program Initiate H2 2019: Reproxalap SOLACE Phase 3 noninfectious anterior uveitis trial Results H2 2019: ADX-2191 Phase 3 proliferative vitreoretinopathy clinical trial program Initiate 2020: ADX-103 Phase 1/2 retinal disease clinical trial Initiate *Contingent on funding, regulatory review, and other factors. Ocular Disease Area Anticipated Milestones*

Ocular Disease Area Market Opportunities Proliferative Vitreoretinopathy Dry Eye Disease and Allergic Conjunctivitis Noninfectious Anterior Uveitis Pathway to Commercialization

Rare Common Low High Under-served Prevalence Unmet Medical Need DED AC We Intend to Target Unmet Medical Needs in Anterior and Posterior Ocular Diseases Anterior Opportunities Posterior Opportunities Rare Common Low High Under-served Prevalence Unmet Medical Need NAU PVR ADX-103 ADX-2191 Future Clear unmet and underserved medical need Novel treatment solutions Label expansion potential NAU = Noninfectious anterior uveitis DED = Dry eye disease AC = Allergic conjunctivitis PVR = Proliferative vitreoretinopathy

Ocular Disease Area Market Opportunities Proliferative Vitreoretinopathy Dry Eye Disease and Allergic Conjunctivitis Noninfectious Anterior Uveitis Pathway to Commercialization

4,000 U.S. PVR is a rare disease, with ~4,000 patients per year in the U.S. and nearly twice as many in Europe and Japan PVR is the leading complication of retinal detachment surgery and prevents successful reattachment PVR is an serious condition leading to permanent vision loss in up to 75% of cases With no therapies available, PVR necessitates repeat surgery with a repeat surgery failure rate of ~50% PVR: A Rare Sight-Threatening Retinal Disease 50/50 Source: Aldeyra internal estimates based on primary and secondary market research; published literature PVR = Proliferative vitreoretinopathy

PVR: High Unmet Medical Need With No Approved Therapies

U.S. Estimates



Rhegmatogenous Retinal Detachment
• Non-traumatic
• Traumatic (open-globe injury)
>28,000
per year
Primary Surgery
10-50%
failure rate
PVR
4,000
per year
PVR
Repeat Surgery
~50%
failure rate
Repeat
Addt'l. PVR
Repeat Surgeries
~50%
failure rate
Repeat
Repeat
Etc.

Proliferative Vitreoretinopathy

- PVR typically manifests 1-2 months after primary retinal detachment surgery
- PVR primary surgery failure rates vary depending on detachment etiology
- Today, PVR patients undergo 3-to-4 additional surgeries on average
- Vision and quality of life decreases with each procedure
- No FDA-approved therapy

Novel Approaches Needed

Source: Aldeyra internal estimates based on primary and secondary market research; published literature

ALDEYRA THERAPEUTICS™

30

ADX-2191: A Unique Approach and Novel Product Candidate for PVR A Unique Opportunity PVR: A Sight-Threatening Disease ADX-2191 A novel approach and potential therapeutic breakthrough in PVR treatment Granted U.S. orphan designation Tolerability and reattachment success during study period demonstrated in Phase 1b clinical trial Adaptive Phase 3 clinical trial expected to initiate H2 2019 Repeat surgery and subsequent vision loss currently the only possible course of action Left untreated, retinal detachment due to PVR can progress to permanent blindness No FDA- or EMA-approved therapy PVR = Proliferative vitreoretinopathy

Ocular Disease Area Market Opportunities Proliferative Vitreoretinopathy Dry Eye Disease and Allergic Conjunctivitis Noninfectious Anterior Uveitis Pathway to Commercialization

DED and AC:
Persistently Disturbing and Overlapping Disease Burdens

Dry Eye Disease

20 million — 20 million or more **adults in the U.S.** suffer from DED

Age 50+ **>3x** — DED **increases with age**, with those over age 50 three times more likely to suffer from DED

Women are twice as likely to suffer from DED than men

Significant **negative quality of life** impact

DED+AC Comorbidity

Studies have shown that **DED and AC can be interrelated** and often overlap

50-60% — ~50-60% of **DED and AC patients experience** clinically significant **itch and dryness**

Allergen exposure can contribute to **DED seasonality**

Significant **negative quality of life** impact **x2**

Allergic Conjunctivitis

30 million — Up to 30 million of **AC sufferers** in the U.S. **do not respond adequately** to or are **dissatisfied with antihistamines**

20s 40s 60s 80s AC — AC patients experience symptoms throughout **all decades of adult life**

AC can result in **acute, intermittent, and chronic** symptoms

Significant **negative quality of life** impact

Source: Aldeyra internal estimates based on primary and secondary market research; published literature

DED = Dry eye disease
AC = Allergic conjunctivitis

ALDEYRA THERAPEUTICS

33

DED and AC:
Chronic Diseases With Inadequate Therapies

Dry Eye Disease	DED+AC Comorbidity	Allergic Conjunctivitis
Current Rx options **may take up to six weeks or longer** to achieve even modest efficacy	**DED, AC or both?** Differential diagnosis is difficult and treating both conditions together is complex	Many AC **patients make significant sacrifices** due to lack of drug activity
Up to 75% Up to 75% of patients with DED **are not satisfied with current prescription options**	Current Rx **DED treatments are not effective against AC** and vice versa	**24%** **Antihistamines are not effective** in an estimated 24% of treated AC patients
Up to 50% Up to 50% of patients **treated for DED** with current therapies **fail and discontinue**	**Antihistamine use can cause** and exacerbate **eye dryness**	**2%** ~2% of AC patients have severe symptoms and **may be corticosteroid-dependent**
Underserved Patient Population	**Unmet Medical Need**	**Underserved Patient Population**

Source: Aldeyra internal estimates based on primary and secondary market research; published literature

DED = Dry eye disease
AC = Allergic conjunctivitis

ALDEYRA THERAPEUTICS™ 34

DED and AC: Large Market Opportunities With Unmet Medical Needs 10 million 20 million 30 million 100 million Up to 50% comorbidity Allergic Conjunctivitis Unsatisfied With SOC Dry Eye Disease U.S. Patient Estimates Significant negative quality of life Complex, overlapping, and difficult to treat chronic conditions Substantial unmet medical need with current treatments Novel Approaches Needed Source: Aldeyra internal estimates based on primary and secondary market research; published literature DED = Dry eye disease AC = Allergic conjunctivitis SOC = Standard of Care

Effective in post-histaminic allergy, for which no drug is approved Clinically significant and durable symptom response in Phase 2b clinical trial Reproxalap: A Unique and Novel Product Candidate for DED and AC Dry Eye Disease Allergic Conjunctivitis DED+AC Overlap Reproxalap in DED Reproxalap Reproxalap in AC Early and consistent symptom and sign improvements in Phase 2b clinical trial Broad symptom and sign improvements in Phase 2b clinical trial Observed improvements in both DED and AC Phase 2b clinical trials Both patients and physicians have a strong desire for better DED and AC treatments Novel mechanism of action and differentiated approach to treat DED and AC DED = Dry eye disease AC = Allergic conjunctivitis

Ocular Disease Area Market Opportunities Proliferative Vitreoretinopathy Dry Eye Disease and Allergic Conjunctivitis Noninfectious Anterior Uveitis Pathway to Commercialization

NAU: A Severe Ocular Inflammatory Disease ~50% of NAU patients have recurrent or chronic conditions requiring multiple interventions per year 260K annually NAU is the most common form of uveitis with an estimated 260,000 U.S. patients per year Noninfectious anterior uveitis (NAU) is a severe ocular inflammation causing pain, photophobia, and vision loss Acute Recurrent 2-3/pt./yr. Chronic 4+/pt./yr. NAU dramatically impacts quality of life, leading to loss of work and significant economic burden Disease Burden Overview Source: Aldeyra internal estimates based on primary and secondary market research; published literature

NAU: Significant Repeat Episodes and Steroid Toxicity Creates the Need for Novel Approaches

U.S. Estimates

Prevalence:
Approximately 260,000 noninfectious anterior uveitis (NAU) patients in the U.S.

Corticosteroid treatment:
8-12 times/day tapered over 4-6 weeks

Prolonged corticosteroid usage increases risks of serious side effects

NAU episode frequency:

	~50%	~25%	~25%
	Acute *Single flare within a year*	**Recurrent** *Relapse 3-12 months after initial episode*	**Chronic** *Relapse <3 months after initial episode*
Steroid use:	1 regimen per year	2-3 regimens per year	4+ regimens per year
Safety risk:	*4-6 weeks of treatment*	*8-12+ weeks of treatment*	*12-18+ wks. of treatment*

Potential corticosteroid side-effects include glaucoma, cataracts, corneal ulceration, ptosis, delayed wound healing, and ocular infection

Source: Aldeyra internal estimates based on primary and secondary market research; published literature

NAU = Noninfectious anterior uveitis

ALDEYRA THERAPEUTICS™

39

Reproxalap: A Unique and Novel Product Candidate for NAU

NAU: A Serious Inflammatory Disease With Inadequate Current Therapy



Acute
Recurrent
Chronic

~50% of noninfectious anterior uveitis (NAU) patients have **recurrent or chronic conditions** requiring multiple interventions per year



Steroids

Corticosteroids currently SOC and **require monitoring due to serious toxicities**



Prolonged usage may lead to **glaucoma**, **cataracts**, **corneal ulceration**, and other serious side effects

A Unique Opportunity

Reproxalap

- A **novel and differentiated** approach to treat NAU
- **Reduced anterior chamber cell count** observed in a Phase 2 clinical trial, **statistically non-inferior to corticosteroid treatment**
- **Safety and tolerability without IOP increase** in a Phase 2 clinical trial
- SOLACE Phase 3 clinical trial **results expected H2 2019**

NAU = Noninfectious anterior uveitis
SOC = Standard of Care
IOP = Intraocular pressure

Source: Aldeyra internal estimates based on primary and secondary market research; published literature

ALDEYRA THERAPEUTICS™
40

Ocular Disease Area Market Opportunities Proliferative Vitreoretinopathy Dry Eye Disease and Allergic Conjunctivitis Noninfectious Anterior Uveitis Pathway to Commercialization

We Intend to Commercialize Directly and Through Partnerships

Late Stage Programs	Estimated U.S. Population*	U.S. Healthcare Providers	Competitive Value Proposition	Infrastructure Requirement
Ocular Diseases				
Dry Eye Disease	20 million DED	~18,000 ophthalmologists and ~40,000 optometrists	Potential benefits over current therapies, which do not work well for many patients	Medium sized sales force for national reach
	Up to 10 million with DED & AC			
Allergic Conjunctivitis	30 million AC			
Noninfectious Anterior Uveitis	260,000	~200 U.S. uveitis sub-specialists	Effective non-steroid alternative	Small targeted sales force
Proliferative Vitreoretinopathy	4,000	Retina specialists at targeted centers	Orphan: First and only Rx treatment	Small specialized operation
Systemic Diseases				
Sjögren-Larsson Syndrome	1,000	Geneticists and ped. neurologists	Orphan: First and only Rx treatment	Small specialized operation

Commercial Planning

- ✓ *Launch readiness*
- ✓ *Maximize value*

- Characterize the business model
- Prepare for commercialization
- Develop partnership options

*Aldeyra estimates of the addressable market

Source: Aldeyra internal estimates based on primary and secondary market research; published literature

ALDEYRA THERAPEUTICS™

42

Conclusion

Expected Development Milestones: Novel Approaches to Address Immune-Mediated Disease *Contingent on funding, regulatory review, and other factors. Reproxalap allergic conjunctivitis ALLEVIATE Phase 3 trial results early 2019 Ocular Diseases: Anticipated Milestones* Systemic Diseases: Anticipated Milestones* Reproxalap dry eye disease Phase 3 clinical trial program initiation H1 2019 Update Reproxalap noninfectious anterior uveitis SOLACE Phase 3 clinical trial results H2 2019 Update ADX-2191 Proliferative Vitreoretinopathy Phase 3 clinical program initiation H2 2019 Update ADX-103 retinal disease Phase 1/2 clinical trial initiation 2020 Update ADX-1612 mesothelioma Phase 2 clinical trial initiation 2019 ADX-1612 post-transplant lymphoproliferative disorder Phase 2 clinical trial initiation 2019 ADX-629 Phase 1 clinical trial initiation H2 2019 followed by NASH and/or IBD Phase 2a Update Reproxalap Sjögren-Larsson Syndrome RESET Phase 3 - Part 1 clinical trial results H2 2019 Update